Exhibit 10.2 CHURCHILL NCDLC CLO-II, LLC U.S.$2,000,000 Class X Senior Secured Floating Rate Notes due 2036 U.S.$100,500,000 Class A-1 Senior Secured Floating Rate Notes due 2036 U.S.$37,500,000 Class B Senior Secured Floating Rate Notes due 2036 U.S.$83,060,000 Subordinated Notes due 2036 PLACEMENT AGREEMENT December 7, 2023 SMBC Nikko Securities America, Inc. as "Placement Agent" 277 Park Avenue New York, NY 10172 Attention: Structured Finance Group Email: siasg@smbcnikko-si.com Capital One Securities, Inc. as "Co-Placement Agent" 299 Park Avenue 31st Floor New York, NY 10171 Email: cosspg@capitalone.com Attention: Structured Products Group Ladies and Gentlemen: CHURCHILL NCDLC CLO-II, LLC, a Delaware limited liability company (the "Issuer"), proposes to issue and sell the Notes (the "Notes"). On the Closing Date, the Issuer will also incur the Class A-L-A Loans and the Class A-L-B Loans (collectively, the "Class A-L Loans" and together with the Notes, the "Debt"). All of the Subordinated Notes and the Class A-L Loans will be sold or incurred directly by the Issuer in privately negotiated transactions. The Notes will be issued pursuant to the provisions of an Indenture and Security Agreement dated as of December 7, 2023 (the "Indenture") by and between the Issuer and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the "Trustee"). Terms used herein and defined in the Indenture, but which are not otherwise defined herein, shall have the respective meanings given to such terms in the Indenture. The Issuer, subject to the terms and conditions contained herein, agrees to appoint SMBC Nikko Securities America, Inc. as the placement agent (in such capacity, the "Placement Agent") for the Notes set forth in Schedule A hereto (the "Placed Notes") pursuant to this Placement Agreement (the "Agreement"). In addition, the Issuer, subject to the terms and conditions contained herein, agrees to appoint Capital One Securities, Inc. as co-placement agent (the "Co-Placement Agent") of the Placed Notes. In connection with the offer and sale of the Placed Notes, the Issuer has prepared a preliminary offering circular dated September 20, 2023 (the "Preliminary Offering Circular"), a second preliminary

2 offering circular dated October 31, 2023 (the "Second Preliminary Offering Circular") and a final offering circular dated on or about December 4, 2023 (the "Final Offering Circular" and, together with the Preliminary Offering Circular and the Second Preliminary Offering Circular, the "Offering Circular"), for the information of the Placement Agent and the Co-Placement Agent and for delivery by the Placement Agent to prospective purchasers of the Placed Notes. The parties hereto hereby agree as follows: 1. The Issuer agrees to issue and sell the Placed Notes (the "Offering") as hereinafter provided, subject to the terms of the Indenture. 2. The Issuer understands that the Placement Agent intends (a) to offer the Placed Notes privately and under Regulation S and Rule 144A on the terms set forth in the Final Offering Circular as soon after this Agreement has become effective as in the judgment of the Placement Agent is advisable and (b) to offer the Placed Notes on the terms set forth in the Final Offering Circular with all such purchases to close on December 7, 2023 (the "Closing Date"). The Issuer acknowledges and agrees that each of the Placement Agent and the Co-Placement Agent shall act, has acted, and is acting, solely in the capacity of an arm's length contractual counterparty to the Issuer with respect to the Offering of the Placed Notes contemplated hereby (including in connection with determining the terms of the Offering) and as an independent contractor, and not as a fiduciary, financial advisor or agent, and any duties of the Placement Agent and the Co-Placement Agent with respect to investment banking services to the Issuer, including the Offering of the Placed Notes contemplated hereby (including in connection with determining the terms of the Offering), shall be contractual in nature, as expressly set forth herein, and shall be owed solely to the Issuer. Each party disclaims any intention to impose any fiduciary or similar duty on the other. The Issuer has been advised that the Placement Agent and the Co-Placement Agent and each of their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Issuer and that the Placement Agent and the Co-Placement Agent have no obligation to disclose such interests and transactions to the Issuer. The Issuer waives to the fullest extent permitted by law, any claims it may have against the Placement Agent and the Co-Placement Agent for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Placement Agent and the Co-Placement Agent shall not have any liability (whether direct or indirect) to the Issuer in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Issuer, including its members, employees or creditors. Additionally, each of the Placement Agent and the Co-Placement Agent has not advised, nor is advising, the Issuer or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction with respect to the transactions contemplated hereby. The Issuer shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Placement Agent and the Co-Placement Agent shall have no responsibility or liability to the Issuer with respect thereto. The Issuer expressly acknowledges and agrees that this Agreement does not in any way constitute a commitment by the Placement Agent or the Co-Placement Agent to purchase any of the Notes and does not ensure successful placement by the Placement Agent or the Co-Placement Agent of the Placed Notes or any portion thereof. The Placement Agent and the Co-Placement Agent shall have the right to reject, in whole or in part, any offer received by it to purchase the Placed Notes and any such rejection by the Placement Agent or the Co-Placement Agent shall not be deemed to be a breach of the agreements contained herein. The Issuer hereby agrees and confirms that it has authorized the Placement Agent, subject to the

3 restrictions set forth below, to offer the Placed Notes and, in connection therewith, to distribute copies of the Offering Circular, as may be amended, supplemented and revised from time to time, in connection with the Offering of the Placed Notes (it being understood that (i) no further copies of the Preliminary Offering Circular were authorized to be distributed on and after issuance of the Second Preliminary Offering Circular and (ii) no further copies of the Second Preliminary Offering Circular were authorized to be distributed on and after the issuance of the Final Offering Circular). 3. (a) On the basis of the representations, warranties, covenants and agreements contained herein and subject to all the terms and conditions set forth in this Agreement, the Placement Agent hereby agrees to use its commercially reasonable efforts, as the Issuer's contractual counterparty and not as principal, to place the Placed Notes, for settlement on the Closing Date and to assist the Issuer in connection with the sale of the Placed Notes to the purchasers thereof. The Placement Agent may, but is not obligated to, at any time purchase, as principal, all or a portion of the Placed Notes as set forth in, and subject to the terms of the Indenture. (b) The Issuer agrees that it has not retained and will not, during the Offering Period (as defined below), retain any other firm, corporation, entity or other person to assist the Placement Agent or the Issuer with respect to the placement, offer or sale of the Notes and will not, directly or indirectly, offer any of the Notes for sale to, or solicit any offers to buy from, or otherwise contact, approach or negotiate with respect thereto, with any such person other than through the Placement Agent (except for the direct sale by the Issuer of the Subordinated Notes to certain purchasers as described in the first paragraph of this Agreement). The Placement Agent may separately engage, at its own expense and with the prior approval of the Issuer and the Collateral Manager, such sub-contractors as it may deem necessary or appropriate, which sub-contractors shall be identified to the Issuer. As used herein, "Offering Period" shall mean the period commencing on the earlier of the date on which the Placed Notes are first offered and the date hereof and ending on the earlier to occur of (i) the Closing Date and (ii) the termination of this Agreement in accordance with Section 10 hereof. (c) As compensation for the services to be provided by the Placement Agent hereunder, the Issuer shall pay to SMBC Nikko Securities America, Inc. ("SMBC Nikko"), a fee in an amount separately agreed between Nuveen Churchill Direct Lending Corp. and SMBC Nikko pursuant to an engagement letter dated as of October 4, 2023 (as amended, the "Engagement Letter"). Pursuant and subject to the Engagement Letter, the Issuer shall also reimburse Placement Agent upon demand for reasonable and documented out-of-pocket expenses (including fees and expenses of legal counsel) incurred in connection with the duties performed by the Placement Agent hereunder. As compensation for the services to be provided by the Co-Placement Agent hereunder, the Issuer shall pay to the Co-Placement Agent, a fee in an amount equal to $232,558. Such fees and expenses shall be due and payable on the Closing Date from the proceeds of the issuance and incurrence of the Debt. (d) The Issuer agrees to pay or cause to be paid on the Closing Date, or as soon as reasonably practicable thereafter from the Expense Reserve Account, all reasonable and documented expenses incident to the performance of its obligations under the Transaction Documents to which it is a party, but subject to the limitations set forth in the Engagement Letter, including: (i) the fees, disbursements and expenses of its counsel and accountants in connection with the placement of the Notes, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Offering Circular and all amendments and supplements thereto (including, if applicable, financial statements), including the mailing and delivering of copies thereof to the Placement Agent and other designated persons; (ii) the costs and expenses related to the transfer and delivery of the Notes, including any documentary, stamp, value-added or similar tax of the State of Delaware and any other transfer or other taxes payable thereon;

4 (iii) the costs of printing, preparing or producing the Transaction Documents and any other agreements or documents in connection with the offering, purchase, sale, delivery and/or incurrence, as applicable, of the Placed Notes and the Class A-L Loans; (iv) the expenses in connection with the registration or qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and all fees and disbursements of counsel for the Placement Agent in connection with such registration or qualification and memoranda relating thereto); (v) the cost of printing certificates representing the Notes; (vi) the fees and expenses of the Trustee and its counsel; (vii) the costs and charges of any transfer agent, registrar and/or depositary; (viii) the fees charged by rating agencies for the rating of the Secured Debt; (ix) the fees and expenses of the Collateral Manager and its counsel; (x) the fees and expenses of the Collateral Administrator and its counsel; (xi) the fees and expenses of Delaware and New York counsel to the Issuer and (xii) all other costs and expenses incident to the performance of its obligations hereunder for which provision is not otherwise made herein. (e) The Placement Agent agrees (a) not to offer or procure the subscription of the Placed Notes by means of any form of general solicitation or advertising or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act") and Regulation D thereunder and (b) to offer (including through any U.S. broker dealer that is registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) to and procure the subscription of the Placed Notes only from, Persons (1) in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the Securities Act) who are either (A) Qualified Institutional Buyers within the meaning of Rule 144A that are also (x) Qualified Purchasers or (y) entities owned exclusively by Qualified Purchasers ("QIB/QPs"), (B) in the case of Notes issued in certificated form only, institutional accredited investors meeting the requirements of Rule 501(a)(1), (2), (3) or (7) under the Securities Act ("IAIs") that are also (x) Qualified Purchasers or (y) entities owned exclusively by Qualified Purchasers ("IAI/QPs") or (2) outside the United States to persons that are non- U.S. persons (within the meaning of Regulation S under the Securities Act) that are also (x) Qualified Purchasers or (y) entities owned exclusively by Qualified Purchasers in offshore transactions in reliance on Regulation S under the Securities Act, in each case who are purchasing the Placed Notes for investment purposes and not with a view to distribution or resale thereof. The Placement Agent understands that each such purchaser of the Placed Notes must satisfy the conditions set forth under "Transfer Restrictions" in the Final Offering Circular. The Placement Agent understands that resales or transfers of the Placed Notes will be restricted to resales or transfers made in transactions exempt from the registration requirements of the Securities Act in accordance with the terms described in the Final Offering Circular under "Transfer Restrictions", and that all the Placed Notes will bear legends as described in the Final Offering Circular. The Placement Agent will comply with all applicable laws and regulations in each jurisdiction in which it offers the Placed Notes. (f) With respect to offers and sales of the Placed Notes, the Placement Agent hereby represents to and agrees with the Issuer that, in respect of itself only: (i) no action has been or will be taken by it that would permit a public offering of the Placed Notes, or possession or distribution of the Offering Circular or any other offering or publicity material relating to the Placed Notes, in any country or jurisdiction where such action for that purpose is required; (ii) it will comply with all applicable laws and regulations in each jurisdiction in which it offers, sells or delivers Placed Notes (as agent for the Issuer or otherwise) or has in its possession or distributes the Offering Circular; (iii) it will not, acting either as principal or agent, offer or sell any Placed Notes in

5 the United States other than the Placed Notes in registered form bearing a restrictive legend thereon, and it will not, acting either as principal or agent, offer, sell, reoffer or resell any of such Placed Notes (or approve the resale of any of such Placed Notes) except (1) inside the United States or to, or for the account or benefit of a U.S. Person (as defined in Regulation S) through a U.S. broker dealer that is registered under the Exchange Act to investors each of which the Placement Agent reasonably believes is (A) a QIB/QP purchasing for its own account to whom notice is given that the resale or other transfer is being made in reliance on the exemption from Securities Act registration provided by Rule 144A thereunder or (B) in the case of Notes issued in certificated form only, an IAI/QP purchasing for its own account to whom notice is given that the resale or other transfer is being made in reliance on exemption from registration under the Securities Act, (2) outside the United States to a person that is a non-U.S. Person that is also (x) a Qualified Purchaser or (y) an entity owned exclusively by Qualified Purchasers in an offshore transaction in accordance with Regulation S and that is purchasing for its own account and (3) otherwise in accordance with the restrictions on transfer set forth in such Placed Notes, this Agreement and the Final Offering Circular, and in each case in compliance with the transfer restrictions (including certification and other requirements) referred to herein and the Final Offering Circular and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction; (iv) it has not solicited and will not solicit offers for the Notes, and has not arranged and will not arrange commitments to purchase Notes, except in the case of the Placed Notes in accordance with the Offering Circular, this Agreement, the Indenture, any applicable U.S. federal and state securities laws and the securities laws of any jurisdiction in which the Placed Notes have been offered; (v) it has delivered a copy of the Preliminary Offering Circular and/or the Second Preliminary Offering Circular to each person or entity to whom it offered the Placed Notes and has delivered a copy of the Final Offering Circular to each purchaser of the Placed Notes and will deliver at the same time to each purchaser of Placed Notes a "marked to show change" version of the Final Offering Circular (showing all changes made between the Second Preliminary Offering Circular and the Final Offering Circular); (vi) (x) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (as amended) (the "FSMA")) received by it in connection with the issue or sale of the Placed Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer; and (y) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Placed Notes in, from or otherwise involving the United Kingdom; (vii) it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any Notes to any retail investor in the European Economic Area. For the purposes of this provision: (i) the expression "retail investor" means a person who is one (or more) of the following: (A) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, "MiFID II"); (B) a customer within the meaning of Directive 2016/97/EU, as amended, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (C) not a qualified investor as defined in the Prospectus Regulation; and (ii) the expression "offer" includes the communication in any form and by any means of sufficient information on the terms of the

6 offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe for the Notes; (viii) it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any Notes to any retail investor in the United Kingdom. For the purposes of this provision: (i) the expression "retail investor" means a person who is one (or more) of the following: (A) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (as amended, the "EUWA"); (B) a customer within the meaning of the provisions of the FSMA and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (C) not a qualified investor as defined in Article 2 of the Prospectus Regulation as it forms part of United Kingdom domestic law by virtue of the EUWA; and (ii) the expression "offer" includes the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe for the Notes; (ix) it will have, at or prior to confirmation of sales of the Placed Notes in reliance on Regulation S, sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Placed Notes from the Issuer during the restricted period a confirmation or notice to substantially the following effect: "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution of the Notes at any time or (ii) otherwise prior to 40 days after the closing of the offering, except in either case in accordance with Regulation S (or Rule 144A) under the Securities Act. Terms used above have the meaning given to them by Regulation S"; (x) it will obtain from each investor that purchases a Certificated Note from the Issuer on the Closing Date an investor certificate in substantially the form specified in the Indenture; and (xi) it is a QIB/QP. (g) The Co-Placement Agent hereby represents and warrants (with respect to itself) that it, its Affiliates and any person acting on their respective behalf have not offered, placed, sold or delivered, or solicited to offer to buy, and will not offer, place, sell or deliver, or solicit to offer to buy, any Notes in any jurisdiction or to, or for the benefit or account of, any Person and that it, its Affiliates and any person acting on their respective behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to any Notes. The Co-Placement Agent acknowledges that the Issuer and, for purposes of the opinions to be delivered to it pursuant to Section 6, counsel to the Issuer and counsel to the Placement Agent will rely upon the accuracy and truth of the foregoing representations and it hereby consents to such reliance. (h) Terms used in this Section 3 and not otherwise defined in this Agreement or the Indenture have the meanings given to them by Regulation S under the Securities Act.

7 4. The Issuer represents and warrants to the Placement Agent and the Co-Placement Agent that, as of the date hereof: (a) (i) no action has been or will be taken by it that would permit a public offering of the Notes, or possession or distribution of the Offering Circular or any other offering or publicity material relating to the Notes, in any country or jurisdiction where such action for that purpose is required; and (ii) it will comply in all respects with all applicable laws and regulations in each jurisdiction in which it offers, sells or delivers Notes or has in its possession or distributes the Offering Circular; (b) (i) the Preliminary Offering Circular and the Second Preliminary Offering Circular did not, as of their respective dates (and for the avoidance of doubt subject to any changes to the disclosure therein made in the Second Preliminary Offering Circular and/or the Final Offering Circular, as applicable), and the Final Offering Circular does not, as of its date and as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such dates, not misleading; provided that the Issuer does not make any such representation or warranty as to the Placement Agent Information or the Co-Placement Agent Information; and (ii) no forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Final Offering Circular has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith; (c) it has not prepared, used, authorized, approved or referred to any written materials that constitute an offer to sell or solicitation of an offer to buy any Notes other than the Offering Circular and any term sheets or marketing books prepared by the Placement Agent and approved by the Placement Agent for such purpose; (d) since the later of (x) the respective dates as of which information is given in the Offering Circular and (y) the Issuer's date of formation, (i) there has not been any material adverse change in or material adverse effect on the financial condition, or the business, operations or management of the Issuer, taken as a whole (a "Material Adverse Effect") that would make the Offering impracticable and (ii) the Issuer has not entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Issuer or incurred any material liability or obligation direct or contingent (other than the Debt or any other securities issued by it in accordance with the Indenture), in the case of clause (ii), except as set forth in or contemplated by the Final Offering Circular; (e) (i) the Issuer has been duly formed and incorporated, registered or organized and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of formation, registration, incorporation or organization, with power and authority to own its properties and conduct its business as described in the Final Offering Circular and to enter into and perform its obligations under this Agreement and each Transaction Document to which it is a party, and has been duly qualified as a limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect on the Issuer or the transactions contemplated by this Agreement, the Transaction Documents or the Final Offering Circular, taken as a whole; and (ii) the equity capital of the Issuer is as described in the Final Offering Circular and all of the Issuer's equity capital has been validly issued and is fully paid, to the extent applicable, as described in the Final Offering Circular;

8 (f) the Issuer has no subsidiaries; (g) this Agreement has been duly authorized, executed and delivered by the Issuer and constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms; provided that the enforceability hereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (B) general principles of equity, including, without limitation, principles of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in equity or at law); (h) the Notes have been duly authorized, and when issued and delivered pursuant to the Indenture, will have been duly executed, issued and delivered and will constitute, subject to the authentication thereof, the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms and entitled to the benefits provided by the Indenture; provided that the enforceability of the Notes may be limited by (A) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (B) general principles of equity, including, without limitation, principles of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in equity or at law); (i) each of the Transaction Documents (other than this Agreement) to which it is a party has been duly authorized and, when executed and delivered by the parties thereto will constitute its legal, valid and binding obligations, enforceable against it in accordance with the terms thereof; and the Debt and the Indenture will conform to the descriptions thereof in the Final Offering Circular in all material respects; provided that the enforceability of the Transaction Documents may be limited by (A) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (B) general principles of equity, including, without limitation, principles of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in equity or in law); (j) none of the transactions contemplated by this Agreement or the Transaction Documents (including, without limitation, the use of the proceeds from the sale of the Notes) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System; (k) (i) the Issuer is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, its certificate of formation and limited liability company agreement or any Transaction Document to which it is a party; the Issuer is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default in any material respect under any other indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject; (ii) the issue or incurrence, and sale of the Debt and the performance by the Issuer of all its obligations under the Debt, the Indenture, the Class A-L Loan Agreements, this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions herein and therein contemplated will not conflict with or result in a material breach of any of the terms or provisions of, or constitute a default in any material respect under, any

9 indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, nor will any such action result in any violation of the provisions of its certificate of formation or limited liability company agreement or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or any of its properties or assets nor result in the termination, suspension or revocation of any Authorization (as defined below); and (iii) no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue, sale or incurrence of the Debt or the consummation by the Issuer of the transactions contemplated by this Agreement, the Class A-L Loan Agreements, the Indenture and the other Transaction Documents to which it is a party, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have already been obtained or as may be required under state securities or "Blue Sky" laws; (l) (i) the Issuer has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, as are necessary to own, lease, license and operate its properties and to conduct its business as described in the Final Offering Circular, except where the failure to have any such Authorization or to make any such filing or notice would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect on the Issuer and (ii) the Issuer has not received notification of any revocation or modification of any such Authorization and has any reason to believe that any such Authorization shall not be renewed, except where such revocation, modification or non-renewal would not reasonably be expected to have, singly or in the aggregate, have a Material Adverse Effect on the Issuer; (m) there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Issuer, threatened against or affecting the Issuer or any of its respective properties or assets or to which any of its properties or assets is subject that could have a Material Adverse Effect; (n) neither the Issuer nor any affiliate (as defined in Rule 501(b) of Regulation D) of the Issuer has directly, or through any agent (in the case of the Placement Agent, based upon the representations of the Placement Agent and the Co-Placement Agent, as applicable, set forth in Section 3), sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Offering contemplated by the Final Offering Circular; (o) none of the Issuer, its affiliates and any persons acting on behalf of any of the foregoing (in the case of the Placement Agent or the Co-Placement Agent, based upon the representations of the Placement Agent or the Co-Placement Agent, as applicable, set forth in Section 3) has offered or sold the Notes by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act and the Issuer, its affiliates and any persons acting on behalf of any of the foregoing (in the case of the Placement Agent or the Co-Placement Agent, based upon the representations of the Placement Agent or the Co-Placement Agent, as applicable, set forth in Section 3) have complied with and will implement the "offering restrictions" requirements of Regulation S; (p) the Notes satisfy the requirements set forth in Rule 144A(d)(3) under the

10 Securities Act and no securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Notes are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system; furthermore, no securities of the same class as the Notes have been issued and sold by the Issuer within the six-month period immediately prior to the date hereof; (q) assuming the accuracy of the representations of the Placement Agent and the Co- Placement Agent contained in Section 3 hereof and the accuracy of any representations made or deemed to be made by any person acquiring a beneficial interest in a Placed Note, it is not necessary in connection with the offer, sale and delivery of the Notes in the manner contemplated by this Agreement to register the Notes under the Securities Act or to qualify an indenture under the Trust Indenture Act of 1939, as amended; (r) neither the Issuer nor the pool of Assets is (nor, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Final Offering Circular, will be) an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); (s) (i) the Issuer has good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Final Offering Circular or expressly incurred pursuant to or expressly permitted under the Indenture; and (ii) the Debt shall be issued and sold, or incurred, free from all liens, charges and encumbrances (other than any restrictions on transfer or other restrictions thereto), equities and other third party rights of any nature whatsoever, together with all rights of any nature whatsoever attaching or accruing to them now or after the date of this Agreement; (t) on each date on which the Issuer acquires Collateral Obligations on and after the Closing Date, such assets shall not be subject to any lien other than any liens expressly permitted by the Indenture and any liens released contemporaneously with the acquisition by the Issuer of such Collateral Obligations; (u) the Issuer has not offered and will not offer the Placed Notes except pursuant to this Agreement; (v) based upon the representations of the Placement Agent and the Co-Placement Agent herein, the actions described below, the transfer restrictions described in the Final Offering Circular or otherwise imposed under the Transaction Documents and other factors that the Issuer deems necessary or appropriate, including the Section 3(c)(7) procedures described in the Indenture, the Issuer has a reasonable belief that the initial sales and subsequent transfers of Notes issued pursuant to Rule 144A will be limited to QIB/QPs other than Notes issued pursuant to Rule 144A that are transferred to Institutional Accredited Investors (or solely with respect to Subordinated Notes, other Accredited Investors that are Knowledgeable Employees with respect to the Issuer), in each case, Qualified Purchasers, in accordance with the Indenture; (w) (i) the Issuer acknowledges and agrees that in connection with this offering, or any other services the Placement Agent or the Co-Placement Agent may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Placement Agent or the Co-Placement Agent and that no fiduciary, advisory or agency relationship between the Issuer and the Placement Agent or the Co-Placement Agent has been

11 created in respect of any of the transactions contemplated by this Agreement or the Transaction Documents, irrespective of whether the Placement Agent or the Co-Placement Agent has advised or is advising the Issuer on other matters; (ii) the price of the Placed Notes set forth in this Agreement was established by the Issuer following discussions and arms-length negotiations with the Placement Agent or the Co-Placement Agent and the Issuer is capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (iii) the Issuer has been advised that the Placement Agent or the Co-Placement Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Issuer and that the Placement Agent or the Co- Placement Agent has no obligation to disclose such interests and transactions to the Issuer; and (iv) the Issuer waives, to the fullest extent permitted by law, any claims it may have against the Placement Agent or the Co-Placement Agent for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Placement Agent or the Co-Placement Agent shall not have any liability (whether direct or indirect) to the Issuer in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Issuer, including its respective equityholders, employees or creditors; (x) the Issuer has given a written representation and undertaking to each rating agency that it will take the actions specified in paragraphs (a)(3)(iii)(A) through (D) of Rule 17g- 5 of the Exchange Act with respect to the Placed Notes rated by such rating agency, and it has complied with each such representation and undertaking; (y) no stamp or other similar duty is assessable or payable, and no withholding or deduction for any taxes, duties, assessments or governmental charges of whatever nature is imposed or made for or on account of any income, registration, transfer or turnover taxes, customs or other duties or taxes of any kind, levied, collected, withheld or assessed in connection with the authorization, execution or delivery of this Agreement and the Transaction Documents to which it is a party by the Issuer, as applicable, or with the authorization, issue, sale, incurrence or delivery of the Debt by the Issuer, as applicable, and the performance of the Issuer's obligations under this Agreement and the Transaction Documents to which it is a party and the Debt; (z) neither the Issuer nor any of its properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the State of Delaware; (aa) no event has occurred and is subsisting which (had the Debt already been issued or incurred, as applicable) would, or with the lapse of time and/or the giving of a notice would and/or the fulfillment of any other condition would constitute an Event of Default; (bb) no holder of the Placed Notes will be deemed resident, domiciled, carrying on business or subject to taxation in the State of Delaware solely by reason of the execution, delivery, performance or enforcement of any of this Agreement, the Indenture or the Transaction Documents; (cc) [reserved]; (dd) the Issuer has instructed Reuters to include the following: (i) a "144A – 3c7" notation included in the security name field at the top of the Reuters Instrument Code screen;

12 (ii) a "144A3c7Disclaimer" indicator appearing on the right side of the Reuters Instrument Code screen; and (iii) a link from such "144A3c7Disclaimer" indicator to a disclaimer screen containing the following language: "These Notes may be sold or transferred only to Persons who are both (i) Qualified Institutional Buyers, as defined in Rule 144A under the Securities Act, and (ii) Qualified Purchasers, as defined under Section 3(c)(7) under the U.S. Investment Company Act of 1940." (ee) the Issuer has instructed DTC to take the following or similar steps with respect to the Rule 144A Global Notes: (i) the DTC 20-character security descriptor and 48-character additional descriptor will indicate with the marker "3c7" that sales are limited to persons who are both (i) Qualified Institutional Buyers and (ii) Qualified Purchasers; (ii) where the DTC deliver order ticket sent to purchasers by DTC after settlement is physical, it will have the 20-character security descriptor printed on it; and where the DTC deliver order ticket is electronic, it will have a "3c7" indicator and a related user manual for participants, which will contain a description of the relevant restrictions; (iii) DTC will, at the Issuer's request, send an "Important Notice" outlining the 3(c)(7) restrictions applicable to the Rule 144A Global Notes to all DTC participants in connection with the initial offering; (iv) upon request, DTC will provide to the Issuer a list of all DTC participants holding positions in the Notes; (v) DTC will make available to all DTC participants a "Reference Directory" that includes a list of all issuers who have advised DTC that they are 3(c)(7) issuers, as well as CUSIP numbers for the 3(c)(7) securities and such "Reference Directory" after the Closing Date will include the name of the Issuer and the CUSIP for such Notes; and (ff) the Issuer has instructed Bloomberg L.P. to include the following on each Bloomberg screen containing information about the Rule 144A Global Notes: (i) the "Note Box" on the bottom of the "Security Display" page describing each Rule 144A Global Note should state: "Iss'd Under 144A/3c7"; (ii) the "Security Display" page should have a flashing red indicator stating "See Other Available Information"; and (iii) such indicator should link to an "Additional Security Information" page, which for the Rule 144A Global Notes should state that the Rule 144A Global Notes "are being offered in reliance on the exemption from registration under Rule 144A to Persons that are both (1) qualified institutional buyers (as defined in Rule 144A) and (2) qualified purchasers (as defined under Section 3(c)(7))".

13 (gg) each of the representations and warranties of the Issuer set forth in each of the other Transaction Documents to which it is a party is true and correct in all material respects. 5. The Issuer covenants and agrees with the Placement Agent and the Co-Placement Agent as follows: (a) during the Offering Period (i) to deliver or cause to be delivered to the Placement Agent and the Co-Placement Agent as many copies of the Final Offering Circular (including all amendments and supplements thereto) as the Placement Agent and the Co- Placement Agent may request and (ii) additionally, the Issuer shall not prepare, use, authorize, approve or refer to any written materials that constitute an offer to sell or solicitation of an offer to buy any Notes other than the Offering Circular and any term sheets or marketing books prepared by the Placement Agent and approved by the Placement Agent for such purpose; (b) before distributing any amendment or supplement to the Final Offering Circular other than in connection with any future refinancing or amendments or supplements to the Indenture, to furnish to the Placement Agent and the Co-Placement Agent a copy of the proposed amendment or supplement for review and not to distribute any such proposed amendment or supplement to which the Placement Agent or the Co-Placement Agent objects unless counsel to the Issuer and the Collateral Manager advises the Issuer and Collateral Manager, that (i) without such proposed amendment or supplement the Final Offering Circular, as then amended or supplemented, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) such proposed amendment or supplement is required pursuant to an order of a regulatory authority having jurisdiction over the Issuer; (c) if, at any time prior to the Closing Date, any event shall occur as a result of which it is necessary, due to an untrue statement of a material fact or omission of a material fact contained therein, to amend or supplement the Final Offering Circular in order to make the statements therein, in the light of the circumstances when the Final Offering Circular is delivered to the Placement Agent and the Co-Placement Agent, not misleading, or if it is necessary to amend or supplement the Final Offering Circular to comply with law, forthwith to prepare and furnish, at the expense of the Issuer, to the Placement Agent and the Co- Placement Agent and to the dealers (whose names and addresses the Placement Agent will furnish to the Issuer) to which Placed Notes may have been sold by the Placement Agent on behalf of the Issuer, such amendments or supplements to the Final Offering Circular as may be necessary so that the statements in the Final Offering Circular as so amended or supplemented will not, in light of the circumstances when the Final Offering Circular is delivered to the Placement Agent and the Co-Placement Agent for delivery to purchasers, be misleading or so that the Final Offering Circular will comply with law; (d) the Issuer will advise the Placement Agent and the Co-Placement Agent promptly as soon as it is aware of (i) the occurrence of any event or the existence of any condition known to the Issuer as a result of which it is necessary to amend or supplement the Final Offering Circular in order that the Final Offering Circular will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances existing at the time the Final Offering Circular is delivered to prospective purchasers and (ii) the

14 commencement of any lawsuit or proceeding to which the Issuer is a party relating to the offering or sale of the Notes; (e) subject to Section 3 hereof, to cooperate with the Placement Agent for the purpose of (x) qualifying the Placed Notes for offer and sale under the securities or "Blue Sky" laws of such jurisdictions as the Placement Agent shall reasonably request and (y) continuing such qualification in effect so long as reasonably required for distribution of the Placed Notes; provided that the Issuer shall not be required to qualify as a foreign limited liability company or foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation in any jurisdiction in which it is not now so subject; (f) so long as the Notes are outstanding, to cause the Trustee to furnish to the Placement Agent copies of the Monthly Reports and Distribution Reports furnished to holders of Notes; provided that the Placement Agent agrees to be subject to the confidentiality provisions of the Indenture as if it were a Holder with respect to such reports; (g) during the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, not to offer, sell, contract to sell, or otherwise dispose of any debt securities of, or guaranteed by, the Issuer other than the Notes pursuant to the Offering; (h) to use the net proceeds received by the Issuer from the sale or incurrence, as applicable, of the Debt pursuant to this Agreement in the manner specified in the Final Offering Circular under the caption "Use of Proceeds"; (i) during the period of one year after the Closing Date, the Issuer will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Notes which constitute "restricted securities" under Rule 144 that have been reacquired by any of them, other than pursuant to an exemption from registration under the Securities Act or unless such sale is otherwise permitted under Rule 144 (and to the extent such Notes constitute "control securities" under Rule 144, in accordance with the requirements of Rule 144 in respect of such "control securities"); (j) the Issuer will not take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Notes contemplated hereby; (k) none of the Issuer, its affiliates (as defined in Rule 501(b) under the Securities Act) and any persons acting on behalf of any of the foregoing (other than the Placement Agent and the Co-Placement Agent) will solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; (l) none of the Issuer, its affiliates (as defined in Rule 144(a)(1) under the Securities Act) and any persons acting on behalf of any of the foregoing (other than the Placement Agent and the Co-Placement Agent) will engage in any directed selling efforts with respect to the Notes within the meaning of Regulation S under the Securities Act;

15 (m) none of the Issuer, its affiliates (as defined in Regulation 501(b) of Regulation D under the Securities Act) and any persons acting on behalf of any of the foregoing (other than the Placement Agent and the Co-Placement Agent) will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which will be integrated with the sale of the Notes in a manner which would require the registration under the Securities Act of the Notes and the Issuer will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the Securities Act with the offering contemplated hereby; (n) at any time prior to payment being made to the Issuer on the Closing Date, forthwith to notify the Placement Agent and the Co-Placement Agent of anything which has or would have rendered or will or would render untrue or incorrect in any material respect any of the representations and warranties in Section 4 as if they had been made or given at such time with reference to the facts and circumstances then existing, and of the occurrence of any event which (had the Debt already been issued) would, or with the lapse of time and/or the giving of a notice would and/or the fulfillment of any other condition would constitute an Event of Default; and (o) not to enter into any contractual arrangement with respect to the distribution of any of the Placed Notes except for this Agreement and the arrangements contemplated hereby. 6. The sale of the Placed Notes to investors on the Closing Date is subject to the performance by the Issuer of its obligations hereunder and to the following additional conditions: (a) the representations and warranties of the Issuer contained herein are true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date (unless expressly referring to an earlier date) and the Issuer shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; (b) (i) the Class X Notes, the Class A-1 Notes and the Class A-L Loans are each rated "AAA (sf)" by S&P and (ii) the Class B Notes are rated at least "AA (sf)" by S&P; (c) since the respective dates as of which information is given in the Final Offering Circular there shall not have been (i) any change or any development involving a prospective change in the equity capital or debt of the Issuer and the Issuer shall not have entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Issuer or incurred any material liability or obligation direct or contingent (other than the Debt issued or incurred by it), in each case other than as set forth or contemplated in the Final Offering Circular, or (ii) any Material Adverse Effect or any development involving a prospective Material Adverse Effect, in each case, the effect of which in the judgment of the Placement Agent makes it impracticable or inadvisable to proceed with the offering or the delivery of the Placed Notes on the Closing Date on the terms and in the manner contemplated in the Final Offering Circular; (d) there has not occurred since the date of the Issuer's formation any Material Adverse Effect other than as set forth or contemplated in the Final Offering Circular;

16 (e) the Placement Agent and the Co-Placement Agent shall have received an opinion of Dechert LLP, special New York counsel to the Collateral Manager and the Retention Holder, dated the Closing Date, in form and substance acceptable to the Placement Agent, the Co-Placement Agent and their counsel; (f) the Placement Agent and the Co-Placement Agent shall have received an opinion of Dechert LLP, special New York counsel to the Issuer, in form and substance acceptable to the Placement Agent and the Co-Placement Agent; (g) the Placement Agent and the Co-Placement Agent shall have received an opinion of Nixon Peabody LLP, counsel to the Trustee, dated the Closing Date and in form and substance acceptable to the Placement Agent, the Co-Placement Agent and their counsel; (h) the Placement Agent and the Co-Placement Agent shall have received opinions of Richards, Layton & Finger, PA, special Delaware counsel to the Issuer, dated the Closing Date and in form and substance acceptable to the Placement Agent and the Co- Placement Agent; (i) the Placement Agent and the Co-Placement Agent shall have received a negative assurance statement with respect to certain sections of the Final Offering Circular from Dechert LLP, special New York counsel to the Issuer, the Collateral Manager and the Retention Holder, in form and substance acceptable to the Placement Agent, the Co- Placement Agent and their counsel; (j) this Agreement and each of the Transaction Documents shall have been duly executed and delivered by the parties thereto; (k) the Notes shall have been duly executed by the Issuer and the conditions precedent to the issuance thereof, as set forth in the Indenture, shall have been satisfied (and the Placement Agent shall be entitled to rely on all certificates delivered in connection therewith, each of which shall be in form and substance satisfactory to the Placement Agent); (l) on the Closing Date, the Placement Agent shall have received evidence of payment of the expenses described herein; (m) the Issuer shall have executed and delivered to DTC the applicable letters of representation and riders with respect to the Notes, in form and substance reasonably satisfactory to the Placement Agent; (n) the Placement Agent and the Co-Placement Agent shall have received on the Closing Date a certificate dated the Closing Date, signed by an authorized officer, member, manager or director of the Issuer confirming the matters set forth in Sections 4(d) and 6(a) and stating that it has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date. The person signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened; and (o) on or prior to the Closing Date the Issuer shall have furnished to the Placement Agent such further certificates and documents as the Placement Agent shall

17 request. 7. The Issuer agrees to indemnify and hold harmless the Placement Agent, the Co- Placement Agent and/or any of their respective Affiliates, managers, members, officers, directors, agents, employees and each person, if any, that controls the Placement Agent or the Co-Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, demands, damages, liabilities and judgments (including without limitation the legal fees of outside counsel and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) arising from third-party claims ("Losses") (i) caused by any untrue statement (or alleged untrue statement) of a material fact contained in the Offering Circulars (and any amendment or supplement thereto if the Issuer shall have furnished any amendments or supplements thereto but not including any supplements in connection with any refinancings or amendments to the Indenture) or caused by any omission (or alleged omission) to state therein a material fact necessary to make the statements therein not misleading, in each case as of the respective date thereof, (ii) arising out of or relating to the transactions contemplated by this Agreement, (iii) caused by, in whole or in part, any inaccuracy in the representations and warranties of the Issuer contained herein (in each case, after giving effect to any materiality qualifications set forth therein), and (iv) caused by in whole or in part, any failure of the Issuer to perform its obligations hereunder or under law, except in respect of clause (i): (a) to the extent that any such Losses result from the delivery by the Placement Agent or the Co-Placement Agent to any Person of any Offering Circular after the Placement Agent or the Co-Placement Agent has been directed in writing by the Issuer to suspend use of such Offering Circular; and/or (b) to the extent that any such Losses result from the delivery by the Placement Agent or the Co-Placement Agent to any Person of any Offering Circular that contains any untrue statement (or alleged untrue statement) of a material fact (and any amendment or supplement thereto if the Issuer shall have furnished any amendments or supplements thereto) or that omits (or allegedly omits) to state therein a material fact necessary to make the statements therein not misleading, if (1) such untrue statement (or alleged untrue statement) or omission (or alleged omission) was corrected in an amended or supplemented Offering Circular that was prepared by the Issuer and delivered to the Placement Agent and the Co-Placement Agent for use at or prior to the time written confirmation of sale to such Person was made and (2) the Placement Agent or the Co- Placement Agent failed to deliver such amended or supplemented Offering Circular to such person at or prior to the time written confirmation of sale to such person was made; and/or (c) any Losses to the extent related to the Excluded Information or any untrue statement (or alleged untrue statement) of a material fact contained in the Excluded Information (and any amendment or supplement thereto) or caused by any omission (or alleged omission) to state therein a material fact necessary to make the statements therein not misleading, in each case as of the respective date thereof; provided, however, that the indemnity of an Indemnified Person set forth in this Section 7 (i) shall extend only to actual and direct Losses, and not to any indirect, speculative, punitive or consequential Losses (including any loss of profits, business or anticipated savings) and (ii) shall not apply to any Losses to the extent resulting primarily from such Indemnified Person's bad faith, gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction.

18 As used in this Agreement, "Excluded Information" means, the Placement Agent Information and the Co-Placement Agent Information. "Placement Agent Information" means the information furnished to the Issuer in writing by the Placement Agent expressly for use in the Final Offering Circular that is contained (i) in the second, eighth, eleventh, fourteenth, and fifteenth paragraphs and the last two sentences of the seventh paragraph under the heading "Plan of Distribution" (solely as it relates to SMBC Nikko Securities America, Inc. and/or its affiliates, whose ultimate parent company is Sumitomo Mitsui Financial Group, Inc. and not to any other party) and (ii) under the heading "Risk Factors—Relating to Certain Conflicts of Interest—The Issuer will be subject to various conflicts of interest involving SMBC Nikko and its Affiliates". "Co-Placement Agent Information" means the information furnished to the Issuer in writing by the Co-Placement Agent expressly for use in the Final Offering Circular that is contained (i) in the eighth, fourteenth, and fifteenth paragraphs under the heading "Plan of Distribution" (solely as it relates to Capital One Securities and/or its affiliates and not to any other party) and (ii) under the heading "Risk Factors—Relating to Certain Conflicts of Interest—The Issuer will be subject to various conflicts of interest involving Capital One and its Affiliates". The Placement Agent agrees to indemnify and hold harmless the Issuer and its respective directors, members, managers, authorized persons and officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Issuer to the same extent as the foregoing indemnity from the Issuer to the Placement Agent but only with reference to the Placement Agent Information. The Co-Placement Agent agrees to indemnify and hold harmless the Issuer and its respective directors, members, managers, authorized persons and officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Issuer to the same extent as the foregoing indemnity from the Issuer to the Co-Placement Agent but only with reference to the Co-Placement Agent Information. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to this Section 7, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel of recognized standing or reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel of recognized standing or satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one firm for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred in the case of payments to be made by the Issuer to the extent permitted by the Priority of Payments. Any such firm for the Placement Agent or the Co-Placement Agent, as applicable, each affiliate of the Placement Agent or the Co-Placement Agent, as applicable, which assists the Placement Agent in the distribution of the Placed Notes and such control persons of the Placement Agent or the Co-Placement Agent, as applicable, shall be designated in writing by the Placement Agent or the Co-Placement Agent, as applicable, and any such firm for the Issuer, its directors, its officers and

19 such persons who control it shall be designated in writing by the Issuer. Each Indemnified Person, as a condition of the indemnity agreements contained in this Section 7, shall use all reasonable efforts to cooperate with the Indemnifying Person in the defense of any such action or claim. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff (that is non-appealable or as to which the Indemnifying Person has confirmed it will not pursue an appeal), the Indemnifying Person agrees to indemnify any Indemnified Person from and against any Losses by reason of such settlement or judgment; provided that if such judgment is appealed and a payment or posting of a bond is required to be made in connection therewith, the Indemnifying Person agrees to indemnify any Indemnified Person for any such payment or posting of a bond. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding. If the indemnification provided for herein is unavailable to an Indemnified Person or insufficient in respect of any Losses referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand and the Placement Agent or the Co-Placement Agent, as applicable, on the other hand from the Offering of the Placed Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer on the one hand and the Placement Agent or the Co-Placement Agent, as applicable, on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and the Placement Agent or the Co-Placement Agent, as applicable, on the other shall be deemed to be in the same respective proportions as the net proceeds from the Offering (before deducting expenses) received by the Issuer and the total fees, discounts and commissions received by the Placement Agent or the Co-Placement Agent, as applicable, bear to the aggregate offering price of the Placed Notes. The relative fault of the Issuer on the one hand and the Placement Agent or the Co-Placement Agent, as applicable, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or by the Placement Agent or the Co-Placement Agent, as applicable, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each of the Issuer, the Placement Agent and the Co-Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall the Placement Agent be required to contribute any amount in excess of the amount by which (i) the total discounts, commissions and fees, if any, received by the Placement Agent in respect of the Placed Notes exceeds (ii) the amount of any damages that the Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Placement Agent's and Co-Placement Agent's respective liabilities if indemnification or contribution is insufficient in respect of any Losses subject to indemnification or

20 contribution hereunder, are several in proportion to the percentage of the face amount of the Placed Notes purchased by Co-Placement Agent from Placement Agent as a percentage of the face amount of the total Placed Notes, and not joint. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Issuer set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agent or the Co-Placement Agent, as applicable, or any person controlling the Placement Agent or the Co-Placement Agent, as applicable, or by or on behalf of the Issuer, its officers or directors or any other person controlling it and (iii) acceptance of and payment for any of the Notes. 8. Notwithstanding any other provision of this Agreement, none of the Placement Agent or the Co-Placement Agent will prior to the date which is one year (or if longer, any applicable preference period) plus one day after the payment in full of all of the Debt, institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under the Bankruptcy Code or otherwise under federal or state bankruptcy laws, or other similar laws of the United States of America or any other jurisdiction. Nothing in this Section 8 shall preclude, or be deemed to stop, the Placement Agent or the Co-Placement Agent, as applicable, (i) from taking any action prior to the expiration of the aforementioned period in (A) any proceeding voluntarily filed or commenced by the Issuer or (B) any involuntary insolvency proceeding filed or commenced by a person other than the Placement Agent or its affiliates, or (ii) from commencing against the Issuer or any of its properties any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding. This paragraph shall survive the termination of this Agreement. 9. Notwithstanding anything herein contained, the Placement Agent and the Co-Placement Agent acknowledges that the obligations of the Issuer hereunder from time to time and at any time are limited recourse obligations payable solely from the Collateral Obligations available at such time and following realization of the Collateral Obligations and application of the proceeds in accordance with the Indenture, all obligations of and any claims against the Issuer under this Agreement or any transaction contemplated hereby shall be extinguished and shall not thereafter revive. The Placement Agent and the Co-Placement Agent will not have any recourse against any officer, director, employee, shareholder or incorporator of the Issuer or its successors or assigns for any amounts payable under this Agreement. This provision shall survive termination of this Agreement. 10. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Placement Agent as to itself, by notice given to the Issuer, if (a) the Closing Date shall not have occurred on or prior to December 7, 2023 at 5:00pm (New York time) or (b) after the execution and delivery of this Agreement and prior to the Closing Date there shall have occurred any of the following events (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the commercially reasonable judgment of the Placement Agent, is material and adverse and, in the commercially reasonable judgment of the Placement Agent, makes it impracticable to market the Placed Notes on the terms and in the manner contemplated in the Offering Circulars or this Agreement, (ii) the suspension or material limitation of trading in securities or other instruments, or the establishment of minimum prices, on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or other limitation on prices for securities or other instruments on any such exchange, (iii) the enactment, publication, decree or other promulgation of any federal or state statute, regulation,

21 rule or order of any court or other governmental authority which, in the reasonable opinion of the Placement Agent, could have a Material Adverse Effect on the Issuer or (iv) the declaration of a banking moratorium by any U.S. federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States. The respective indemnities and rights of contribution, representations, warranties, agreements and statements made by or on behalf of the Issuer, the Placement Agent and the Co-Placement Agent and any of their respective affiliates, representatives, officers, directors, employees and agents or controlling persons contained in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the delivery of and payment for the Notes and shall remain in full force and effect until termination or cancellation of this Agreement (or shall survive such termination or cancellation to the extent expressly set forth herein or therein). 11. This Agreement shall become effective, as of the date hereof, upon the execution and delivery hereof by the parties hereto. 12. In placing the Placed Notes pursuant to this Agreement and in assuming its other obligations hereunder, the Placement Agent is acting solely as a contractual counterparty to the Issuer and not as principal. It is understood that the Placement Agent will be acting as the Issuer's contractual counterparty in the placing of the Placed Notes and that the Placement Agent's responsibility in this transaction is limited to a "commercially reasonable efforts" basis in placing the Placed Notes with no understanding, express or implied, on the Placement Agent's part of a commitment to purchase or place the Placed Notes. The Issuer will sell the Placed Notes directly to each purchaser through the Placement Agent as contractual counterparty and the Placement Agent will have no ownership interest in or title to the Placed Notes prior to purchase by purchasers; provided that the Placement Agent shall have the right, but shall not be obligated, to purchase the Placed Notes as principal for its own account. The Placement Agent shall not have any obligation or liability in respect of the performance by or failure to perform (for any reason) of any purchaser whose offer to purchase Placed Notes from the Issuer has been accepted by the Issuer (whether or not placed by the Placement Agent). If the Issuer shall fail to deliver the Placed Notes to a purchaser whose offer it has accepted, the Issuer shall hold the Placement Agent harmless against, and indemnify the Placement Agent for, any Losses arising from or as a result of such failure by the Issuer, except to the extent that such failure is due to the action or omission to act by the Placement Agent. 13. The Issuer, the Co-Placement Agent and the Placement Agent submit to the exclusive jurisdiction of any federal or state court in the City, County and State of New York, United States of America, in any legal suit, action or proceeding based on or arising under this Agreement and agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Issuer, the Co- Placement Agent and the Placement Agent waive, to the extent permitted by law, the defense of an inconvenient forum or objections to personal jurisdiction with respect to the maintenance of such legal suit, action or proceeding. The Issuer, the Placement Agent and the Co-Placement Agent consent to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to it at its address described in Section 16. Such consent shall be irrevocable to the extent permitted by applicable law. The Issuer hereby irrevocably appoints Corporation Service Company (the "Process Agent") at its offices, 19 West 44th Street, Suite 200, New York, New York 10036 (or such other address as may be specified by the Process Agent from time to time), as its agent to receive, on behalf of it and its property, service of any summons and complaint and any other process that may be served in any such action or proceeding. Such service may be made, to the extent permitted by applicable law, by delivering by hand or certified or overnight mail a copy of such process to the Issuer in care of the Process Agent at the Process Agent's address set forth above or such other address as the Issuer shall

22 notify the Placement Agent; provided, however, that service shall also be mailed to the Issuer, and the Issuer hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf, with delivery of a copy thereof to the Issuer in the same manner and to the same address as notices are required to be delivered to the Issuer under Section 15 hereof. The Issuer and the Placement Agent agree that service of process upon such party and written notice of said service to such party shall be deemed in every respect effective service of process upon it in any such legal suit, action or proceeding. Nothing herein shall affect the right of any party or any person controlling such party to serve process in any other manner permitted by law. 14. The obligation of the parties to make payments hereunder is in U.S. dollars (the "Obligation Currency") and such obligation shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in any currency other than the Obligation Currency or any other realization in such other currency, whether as proceeds of set-off, security, guarantee, distributions, or otherwise, except to the extent to which such tender, recovery or realization shall result in the receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder, and the party liable to make any such payment agrees to indemnify the party which is to receive such payment for any resulting deficiency in Obligation Currency. The obligation to make payments in the Obligation Currency shall not be affected by any judgment being obtained and rendered for any sums due under this Agreement in a currency other than the Obligation Currency. The parties agree that the rate of exchange which shall be used to determine if such tender, recovery or realization shall result in the receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder shall be the noon buying rate in New York City for cable transfers in such foreign currency as certified for customs purposes by the Federal Reserve Bank of New York for the business day preceding that on which the judgment becomes a final judgment or, if such noon buying rate is not available, the rate of exchange shall be the rate at which in accordance with normal banking procedures SMBC Nikko Securities America, Inc. could purchase United States dollars with such foreign currency on the business day preceding that on which the judgment becomes a final judgment. 15. None of the Issuer, the Placement Agent or the Co-Placement Agent may assign or transfer its rights or obligations under this Agreement. This Agreement shall inure to the benefit of and be binding upon the Issuer, the Placement Agent, the Co-Placement Agent and any indemnified Person pursuant to Section 7 and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. 16. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by facsimile. (a) Notices to the Placement Agent shall be given to it at 277 Park Avenue, New York, New York 10172, Attention: Structured Finance Group, or at any other address subsequently furnished in writing by the Placement Agent. (b) Notices to the Co-Placement Agent shall be given to it at 299 Park Avenue, 31st Floor, New York, NY 10171, Attention: Structured Products Group, with a copy sent by email to: cosspg@capitalone.com or at any other address subsequently furnished in writing by the Co-Placement Agent. (c) Notices to the Issuer shall be given to it at c/o Churchill Asset Management LLC, 375 Park Avenue, 9th Floor, New York, New York 10152, Attention: Marissa Short, Fund Controller, Email: Marissa.Short@churchillam.com, with a copy to: Nuveen Churchill Direct Lending Corp.,

23 8500 Andrew Carnegie Blvd., Charlotte, North Carolina 28262, Attention: John D. McCally, Email: john.mccally@churchillam.com, or at any other address previously furnished in writing to the other parties hereto by the Issuer, with a copy to the Collateral Manager. 17. This Agreement may be executed in any number of counterparts and delivered by facsimile, electronic or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. 18. This Agreement may not be amended, changed, modified or terminated except by the Issuer and the Placement Agent in writing. 19. This Agreement is made and entered into in the State of New York. All negotiations of this Agreement occurred or were initiated in the State of New York. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. 20. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY (BUT NO OTHER JUDICIAL REMEDIES) IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. 21. Notwithstanding any other provision of this Agreement, the obligations of the Issuer from time to time under this Agreement are limited in recourse to the Assets available at such time and amounts derived therefrom. To the extent the Assets are not sufficient to meet the obligations of the Issuer in full, after application of the Assets in accordance with the provisions of the Indenture, the Issuer shall have no further obligations hereunder and any outstanding obligations and any remaining claims shall be extinguished and shall not thereafter revive. The Placement Agent and the Co-Placement Agent further agrees not to take any action in respect of any claims hereunder against any officer, director, manager, member, shareholder, authorized person, employee or administrator of the Issuer. The provisions of this Section 20 shall survive the termination of this Agreement. [Remainder intentionally left blank | Signature pages follow]

[Signature Page to Placement Agreement] IN WITNESS WHEREOF, as of the date first written above: Very truly yours, CHURCHILL NCDLC CLO-II, LLC, as Issuer By: _/s/ Shai Vichness___________________ Name: Shai Vichness Title: Chief Financial Officer

[Signature Page to Placement Agreement] Accepted as of the date first written above: SMBC NIKKO SECURITIES AMERICA, INC., as Placement Agent By: /s/ Takashi Fueno Name: Takashi Fueno Title: Managing Director

[Signature Page to Placement Agreement] CAPITAL ONE SECURITIES, INC., as Co-Placement Agent By: /s/ Eric Shea Name: Eric Shea Title: Senior Managing Director

SCHEDULE A Principal Amount of Placed Notes to be Purchased Class of Notes Applicable Issuer Placed Notes Aggregate Principal Amount Purchase Price (as a percentage of par) Class X Notes Issuer U.S.$2,000,000 100% Class A-1 Notes Issuer U.S.$105,000,000 100% Class B Notes Issuer U.S.$37,500,000 100%